NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT, OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES. ANY TRANSFEREE OF THIS NOTE SHOULD CAREFULLY REVIEW THE TERMS OF THIS NOTE, INCLUDING SECTIONS 3(c)(iii) AND 18(a) HEREOF. THE PRINCIPAL AMOUNT REPRESENTED BY THIS NOTE AND, ACCORDINGLY, THE SECURITIES ISSUABLE UPON CONVERSION HEREOF MAY BE LESS THAN THE AMOUNTS SET FORTH ON THE FACE HEREOF PURSUANT TO SECTION 3(c)(iii) OF THIS NOTE.

Blue Calypso, Inc.

SENIOR CONVERTIBLE NOTE

Issuance Date: July 20, 2015	Original Principal Amount: U.S. $550,000

FOR VALUE RECEIVED, Blue Calypso, Inc., a Delaware corporation (the “Company”), hereby promises to pay to [ ___________________ ] or its registered assigns (the “Holder”) in cash (and/or subject to the terms hereof, in shares of Common Stock (as defined below), the amount set out above as the Original Principal Amount (as reduced pursuant to the terms hereof pursuant to redemption, conversion, amortization or otherwise, the “Principal”) when due, whether upon the Maturity Date (as defined below), on any Installment Date (as defined below) with respect to the Installment Amount (as defined below) due on such Installment Date, acceleration, redemption and/or otherwise (in each case in accordance with the terms hereof) and to pay Guaranteed Interest and Default Interest at the Default Rate on any outstanding Principal when the same shall become due whether on any Installment Date, the Maturity Date, acceleration, conversion, redemption and/or otherwise (in each case pursuant to and in accordance with the terms hereof). This Senior Convertible Note (including all Senior Convertible Notes issued in exchange, transfer or replacement hereof, this “Note”) is issued pursuant to the Note Purchase Agreement dated the date hereof by and between the Holder, the Company and the other parties named therein (as amended, modified and/or supplemented and together with all schedules annexes and/or exhibits thereto, the “Note Purchase Agreement”) on the Closing Date.  Certain capitalized terms used herein are defined in Section 30 and capitalized terms not otherwise defined herein shall have the Company meaning set forth in the Note Purchase Agreement).

1)

PAYMENTS OF PRINCIPAL; PREPAYMENT. On each Installment Date, the Company shall pay to the Holder an amount equal to the Installment Amount due on such Installment Date in accordance with Section 8. On the Maturity Date, the Company shall pay to the Holder an amount in cash representing all outstanding Principal, accrued and unpaid Guaranteed Interest Default Interest and accrued and unpaid Late Charges (as defined in Section 24(b)) on such Principal and Default Interest, Guaranteed Interest and other amount due to the Holder herewith under the Documents (as defined in the Note Purchase Agreement). The “Maturity Date” shall be July 20, 2016. Other than as specifically permitted by this Note, the Company may not prepay any portion of the outstanding Principal, accrued and unpaid Guaranteed Interest Default Interest and/or Late Charges on Principal, Guaranteed Interest and Default Interest, if any.

2)

INTEREST.

(a)

Guaranteed Interest.  On the date one hundred eight-one (181) days following the Closing Date (“Guaranteed Interest Date”), the Company shall accrue and become automatically and irrevocably obligated to pay to the Holder interest equal to ten (10%) percent of the then Principal outstanding on the Guaranteed Interest Date (“Guaranteed Interest”).  For clarity purposes if on the Guaranteed Interest Date, $550,000 of Principal is outstanding, the Company on the Guaranteed Interest Date shall accrue, on its books and records, and become automatically and irrevocably obligated to pay to the Holder $55,000 of Guaranteed Interest.  Guaranteed Interest shall be payable by way of inclusion of the Guaranteed Interest in (i) the Conversion Amount (as defined in Section 3(c)(ii)) and in an Installment Amount on each Installment Date in accordance with Section 8.

(b)

Default Interest.  From and after the occurrence and during the continuance of an Event of Default, interest (“Default Interest”) shall accrue on a daily compounding basis on all amounts owed under the Note and other Documents including, but not limited to, Principal, Guaranteed Interest, prior Default Interest and Late Charges at the rate of thirteen (13%) percent per annum, which Default Interest shall be computed on the basis of a 360-day year and twelve (12) 30-day months and shall be payable by way of inclusion of any such Default Interest in (i) the Conversion Amount, and (ii) the Installment Amount on each Installment Date in accordance with Section 8.  In the event that such Event of Default is subsequently cured, as of the date of such cure Default Interest shall cease to accrue; provided, that Default Interest shall continue to accrue to the extent relating to the days after the occurrence of such Event of Default through and including the date of cure of such Event of Default.  The Company shall pay any and all taxes that may be payable with respect to the issuance and delivery of shares of Common Stock as Guaranteed Interest and/or Default Interest pursuant to this Section 2.

3)

CONVERSION OF NOTES. At any time or times commencing one hundred and eighty-one (181) days the Issuance Date (the “Conversion Start Date”), this Note shall be convertible into shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), on the terms and conditions set forth in this Section 3.

(a)

Conversion Right. Subject to the provisions of Section 3(d), at any time or times on or after the Conversion Start Date, the Holder shall be entitled to convert any portion of the outstanding and unpaid Conversion Amount into fully paid and nonassessable shares of Common Stock in accordance with Section 3(c), at the Conversion Rate (as defined below). The Company shall not issue any fraction of a share of Common Stock upon any conversion. If the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up to the nearest whole share. The Company shall pay any and all transfer, stamp and similar taxes that may be payable with respect to the issuance and delivery of Common Stock upon conversion of any Conversion Amount.

(b)

Conversion Rate. The number of shares of Common Stock issuable upon conversion of any Conversion Amount pursuant to Section 3(a) shall be determined by dividing (x) such Conversion Amount by (y) the Conversion Price (the “Conversion Rate”).

(i)

“Conversion Amount” means the sum of (A) the portion of the Principal to be converted, amortized, redeemed or otherwise with respect to which this determination is being made, (B) accrued and unpaid Guaranteed Interest and Default Interest, (C) accrued and unpaid Late Charges, if any, with respect to any Principal, Guaranteed Interest and Default Interest and/or any other amounts due unde this Note andor the other Documents, and (D) any other amounts due under this Note and/or any other Documents that the Holdeer elects to convert into Conversion Shares.

(ii)

“Conversion Price” means, as of any Conversion Date or other date of determination $7.6335 per share, subject to adjustment as provided herein, provided, however, that notwithstanding anything to the contrary provided herein or elsewhere, upon the occurrence and continuing through an Event of Default up to and including the date of the cure of such Event of Default, the Conversion Price shall equal the Market Price.

(c)

Mechanics of Conversion

(i)

Optional Conversion. To convert any Conversion Amount into shares of Common Stock on any date (a “ Conversion Date ”), the Holder shall (A) transmit by facsimile or electronic mail (or otherwise deliver), for receipt on or prior to 11:59 p.m., New York time, on such date, a copy of an executed Notice of Conversion in the form attached hereto as  Exhibit I  (the “ Conversion Notice ”) to the Company and (B) if required by Section 3(c)(iii), surrender this Note to a common carrier for delivery to the Company as soon as practicable on or following such date (or an indemnification undertaking with respect to this Note in the case of its loss, theft or destruction). On or before the first (1st) Business Day following the date of receipt of a Conversion Notice, the Company shall transmit by facsimile or electronic mail a confirmation of receipt of such Conversion Notice to the Holder and the Company’s transfer agent (the “ Transfer Agent ”). On or before the fourth (4th) Trading Day following the date of receipt of a Conversion Notice (the “ Share Delivery Date ”), the Company shall (x) provided that the Transfer Agent is participating in the Depository Trust Company (“ DTC ”) Fast Automated Securities Transfer Program, credit such aggregate number of shares of Common Stock to which the Holder shall be entitled to the Holder’s or its designee’s balance account with DTC through its Deposit Withdrawal At Custodian system or (y) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and deliver to the address as specified in the Conversion Notice, a certificate, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder shall be entitled. If this Note is physically surrendered for conversion as required by Section 3(c)(iii) and the outstanding Principal of this Note is greater than the Principal portion of the Conversion Amount being converted, then the Company shall as soon as practicable and in no event later than three (3) Business Days after receipt of this Note and at its own expense, issue and deliver to the Holder a new Note (in accordance with Section 18(d)) representing the outstanding Principal not converted. The Person or Persons entitled to receive the shares of Common Stock issuable upon a conversion of this Note shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date, irrespective of the date such Conversion Shares are credited to the Holder’s account with DTC or the date of delivery of the certificates evidencing such Conversion Shares, as the case may be. In the event that the Holder elects to convert a portion of the Principal amount of this Note prior to any applicable Installment Date, the Conversion Amount so converted shall be deducted in reverse order starting from the final Installment Amount to be paid hereunder on the final Installment Date, unless the Holder otherwise indicates and allocates among any Installment Dates hereunder in the applicable Conversion Notice.

(ii)

Company’s Failure to Timely Convert. If the Company shall fail on or prior to the Share Delivery Date to issue and deliver a certificate to the Holder, if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, or credit the Holder’s balance account with DTC, if the Transfer Agent is participating in the DTC Fast Automated Securities Transfer Program, for the number of shares of Common Stock to which the Holder is entitled upon the Holder’s conversion of any Conversion Amount (a “ Conversion Failure ”), then (A) the Company shall pay damages to the Holder for each Trading Day of such Conversion Failure in an amount equal to 3.0% of the product of (1) the sum of the number of shares of Common Stock not issued to the Holder on or prior to the Share Delivery Date and to which the Holder is entitled, and (2) any trading price of the Common Stock selected by the Holder in writing as in effect at any time during the period beginning on the applicable Conversion Date and ending on the applicable Share Delivery Date and (B) the Holder, upon written notice to the Company, may void its Conversion Notice with respect to, and retain or have returned, as the case may be, any portion of this Note that has not been converted pursuant to such Conversion Notice;  provided   that the voiding of a Conversion Notice shall not affect the Company’s obligations to make any payments which have accrued prior to the date of such notice pursuant to this Section 3(c)(ii) or otherwise. In addition to the foregoing, if the Company shall fail on or prior to the Share Delivery Date to issue and deliver a certificate to the Holder, if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, or credit the Holder’s balance account with DTC, if the Transfer Agent is participating in the DTC Fast Automated Securities Transfer Program, for the number of shares of Common Stock to which the Holder is entitled upon the Holder’s conversion of any Conversion Amount or on any date of the Company’s obligation to deliver shares of Common Stock as contemplated pursuant to clause (y) below, and if on or after such Trading Day the Holder purchases (in an open market transaction or otherwise) Common Stock to deliver in satisfaction of a sale by the Holder of Common Stock issuable upon such conversion that the Holder anticipated receiving from the Company (a “ Buy-In ”), then the Company shall, within three (3) Trading Days after the Holder’s request and in the Holder’s discretion, either (x) pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the shares of Common Stock so purchased (the “ Buy-In Price ”), at which point the Company’s obligation to issue and deliver such certificate or credit the Holder’s balance account with DTC for the shares of Common Stock to which the Holder is entitled upon the Holder’s conversion of the applicable Conversion Amount shall terminate, or (y) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such shares of Common Stock or credit the Holder’s balance account with DTC for such shares of Common Stock and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) any trading price of the Common Stock selected by the Holder in writing as in effect at any time during the period beginning on the applicable Conversion Date and ending on the applicable Share Delivery Date.

(iii)

Registration; Book-Entry. The Company shall maintain a register (the “Register”) for the recordation of the names and addresses of the holders of each Note and the Principal amount of the Note (and stated interest thereon) held by Holder (the “Registered Note”). The entries in the Register shall be conclusive and binding for all purposes absent manifest error. The Company and the Holder shall treat each Person whose name is recorded in the Register as the owner of the Note for all purposes, including, without limitation, the right to receive payments of Principal and Interest, if any, hereunder, notwithstanding notice to the contrary. A Registered Note may be assigned or sold in whole or in part only by registration of such assignment or sale on the Register. Upon its receipt of a request to assign or sell all or part of any Registered Note by the Holder, the Company shall record the information contained therein in the Register and issue one or more new Registered Notes in the same aggregate Principal amount as the Principal amount of the surrendered Registered Note to the designated assignee or transferee pursuant to Section 18. Notwithstanding anything to the contrary in this Section 3(c)(iii), the Holder may assign any Note or any portion thereof to an Affiliate of the Holder or a Related Fund of the Holder without delivering a request to assign or sell such Note to the Company and the recordation of such assignment or sale in the Register (a “Related Party Assignment”); provided, that (x) the Company may continue to deal solely with such assigning or selling Holder unless and until such Holder has delivered a request to assign or sell such Note or portion thereof to the Company for recordation in the Register; (y) the failure of such assigning or selling Holder to deliver a request to assign or sell such Note or portion thereof to the Company shall not affect the legality, validity, or binding effect of such assignment or sale and (z) such assigning or selling Holder shall, acting solely for this purpose as a non-fiduciary agent of the Company, maintain a register (the “ Related Party Register ”) comparable to the Register on behalf of the Company, and any such assignment or sale shall be effective upon recordation of such assignment or sale in the Related Party Register. Notwithstanding anything to the contrary set forth herein, upon conversion of any portion of this Note in accordance with the terms hereof, the Holder shall not be required to physically surrender this Note to the Company unless (A) the full Conversion Amount represented by this Note is being converted or (B) the Holder has provided the Company with prior written notice (which notice may be included in a Conversion Notice) requesting reissuance of this Note upon physical surrender of this Note. The Holder and the Company shall maintain records showing the Principal and Guaranteed Interest and Late Charges, if any, converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of this Note upon conversion

(d)

Limitations on Conversions.

(i)

Beneficial Ownership. The Company shall not effect the conversion of any portion of this Note, and the Holder shall not have the right to convert any portion of this Note, to the extent that after giving effect to such conversion, the Holder together with the other Attribution Parties collectively would beneficially own in excess of 4.99% (the “Maximum Percentage”) of the shares of Common Stock outstanding immediately after giving effect to such conversion. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by the Holder and the other Attribution Parties shall include the number of shares of Common Stock held by the Holder and all other Attribution Parties plus the number of shares of Common Stock issuable upon conversion of this Note with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock which would be issuable upon (i) conversion of the remaining, nonconverted portion of this Note beneficially owned by the Holder or any of the other Attribution Parties and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any convertible notes or convertible preferred stock or warrants) beneficially owned by the Holder or any other Attribution Party subject to a limitation on conversion or exercise analogous to the limitation contained in this Section 3(d)(i). For purposes of this Section 3(d)(i), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. For purposes of determining the number of outstanding shares of Common Stock the Holder may acquire upon the conversion of the Note without exceeding the Maximum Percentage, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (i) the Company’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other public filing with the SEC, as the case may be, (ii) a more recent public announcement by the Company or (iii) any other written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding (the “ Reported Outstanding Share Number ”). If the Company receives a Conversion Notice from the Holder at a time when the actual number of outstanding shares of Common Stock is less than the Reported Outstanding Share Number, the Company shall notify the Holder in writing of the number of shares of Common Stock then outstanding and, to the extent that such Conversion Notice would otherwise cause the Holder’s beneficial ownership, as determined pursuant to this Section 3(d)(i), to exceed the Maximum Percentage, the Holder must notify the Company of a reduced number of shares of Common Stock to be purchased pursuant to such Conversion Notice. For any reason at any time, upon the written or oral request of the Holder, the Company shall within one (1) Trading Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Note, by the Holder and any other Attribution Party since the date as of which the Reported Outstanding Share Number was reported. In the event that the issuance of shares of Common Stock to the Holder upon conversion of this Note results in the Holder and the other Attribution Parties being deemed to beneficially own, in the aggregate, more than the Maximum Percentage of the number of outstanding shares of Common Stock (as determined under Section 13(d) of the Exchange Act), the number of shares so issued by which the Holder’s and the other Attribution Parties’ aggregate beneficial ownership exceeds the Maximum Percentage (the “ Excess Shares ”) shall be deemed null and void and shall be cancelled ab initio, and the Holder shall not have the power to vote or to transfer the Excess Shares. Upon delivery of a written notice to the Company, the Holder may from time to time increase (with such increase not effective until the sixty-first (61st) day after delivery of such notice) or decrease the Maximum Percentage to any other percentage not in excess of 9.99% as specified in such notice; provided that (i) any such increase in the Maximum Percentage will not be effective until the sixty-first (61st) day after such notice is delivered to the Company and (ii) any such increase or decrease will apply only to the Holder and the other Attribution Parties and not to any other person that is not an Attribution Party of the Holder. For purposes of clarity, the shares of Common Stock issuable pursuant to the terms of this Note in excess of the Maximum Percentage shall not be deemed to be beneficially owned by the Holder for any purpose including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the Exchange Act. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 3(d)(i) to the extent necessary to correct this paragraph (or any portion of this paragraph) which may be defective or inconsistent with the intended beneficial ownership limitation contained in this Section 3(d)(i) or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitation contained in this paragraph may not be waived and shall apply to a successor holder of this Note.

4)

RIGHTS UPON EVENT OF DEFAULT.

(a)

Event of Default. Each of the following events shall constitute an “Event of Default”:

(i)

(A) the suspension from trading of the Common Stock or (B) the failure of the Common Stock to be listed on an Eligible Market;

(ii)

a Conversion Failure, including, but not limited to by way of public announcement or through any of its agents, at any time, of its intention not to comply with a request for conversion of this Note into shares of Common Stock that is tendered in accordance with the provisions of this Note, other than pursuant to Section 3(d);

(iii)

at any time following the fifth (5th) consecutive Business Day of a breach or violation of Section 11;

(iv)

the Company’s and/or any of its Subsidiaries’ failure to pay to the Holder in immediately available funds by wire transfer pursuant to wiring instructions provided by the Holder to the Company, any and all amounts owed by the Company and/or its Subsidiaries to the Lender under the Note and/or any of the other Documents including, but not limited to, Principal, Guaranteed Interest, Default Interest, Late Charges and/or other amounts when due pursuant and/or under this Note and/or any of the other Documents;

(v)

any default under, redemption of or acceleration prior to maturity of any Indebtedness of the Company or any of its Subsidiaries (as defined in the Note Purchase Agreement) other than with respect to this Note;

(vi)

the Company or any of its Subsidiaries, pursuant to or within the meaning of Title 11, U.S. Code, or any similar Federal, foreign or state law for the relief of debtors (collectively, “ Bankruptcy Law ”), (A) commences a voluntary case, (B) consents to the entry of an order for relief against it in an involuntary case, (C) consents to the appointment of a receiver, trustee, assignee, liquidator or similar official (a “ Custodian ”), (D) makes a general assignment for the benefit of its creditors or (E) admits in writing that it is generally unable to pay its debts as they become due;

(vii)

a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (A) is for relief against the Company or any of its Subsidiaries in an involuntary case, (B) appoints a Custodian of the Company or any of its Subsidiaries or (C) orders the liquidation of the Company or any of its Subsidiaries;

(viii)

a final judgment or judgments for the payment of money aggregating in excess of $50,000 are rendered against the Company or any of its Subsidiaries and which judgments are not, within thirty (30) days after the entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within thirty (30) days after the expiration of such stay;

(ix)

the Company or any of its Subsidiaries breaches or fails to comply, as the case may be, of any representation, warranty, covenant or other term or condition of any Document, except, in the case of a breach of a covenant or other term or condition of any Document (other than this Note), which is curable, only if such breach continues for a period of at least an aggregate of five (5) Business Days after such breach;

(x)

any breach or failure in any respect to comply with any provision of this Note including, but not limited to, any representative, warranty, covenant, agreement and/or otherwise;

(xi)

The Company or any Subsidiary shall breach and/or fail to perform or comply with any covenant or agreement contained in the Security Agreement (as defined in the Note Purchase Agreement), which failure continues for a period of five (5) days after such failure;

(xii)

[Reserved];

(xiii)

[Reserved];

(xiv)

[Reserved];

(xv)

If (a) any of the Company’s and/or its Subsidiaries’ Indebtedness, Liabilities and/or other obligations to the Holder under this Note and/or any other Document for any reason shall cease to be Senior Indebtedness (or any comparable terms), or (b) any Indebtedness of the Company and/or any of its Subsidiaries, (other than the Indebtedness, Liabilities and/or obligations under this Note and the other Documents to the Holder), shall constitute Senior Indebtedness (or any comparable term);

(xvi)

any material damage to, or loss, theft or destruction of, any tangible or intangible assets or a material amount of property of the Company and/or any of its Subsidiaries , whether or not insured, or any strike, lockout, labor dispute, embargo, condemnation, act of God or public enemy, or other casualty;

(xvii)

a false or inaccurate certification (including a false or inaccurate deemed certification) by the Company that the Equity Conditions are satisfied or that there has been no Equity Conditions Failure or as to whether any Event of Default has occurred;

(xviii)

the Company’s failure for any reason after the date that is six (6) months immediately following the Issuance Date to satisfy the current public information requirement under Rule 144(c);

(xix)

if on any Trading Day following the date one hundred eighty (180) calendar days following the Closing Date, the Weighted Average Price of a share of Common Stock is below $1.50 (as appropriately adjusted for stock splits, stock dividends, combinations, reclassifications or other transactions);

(xx)

The Weighted Average Price of a share of Common Stock for any 30 days prior to an Installment Date is below $2.50 (as appropriately adjusted for all stock splits, stock dividends, stock combinations, reclassification or other transactions); or

(xxi)

If a Qualified Public Offering occurs at any time that the Holder owns any QPO Warrants (as defined in Section 8(e)), received in the QPO Conversion pursuant to and as defined in Section 8(e), and the effectiveness of the QPO Registration Statement (as defined in Section 8(e)), lapses for any reason (including, without limitation, the issuance of a stop order) or is unavailable to the Holder for sale of all or any of the Holder’s            shares of Common Stock issuable upon exercise of any QPO Warrants; or

(xxii)

Any breach or failure by the Company in any respect to comply with either Section 8 or Section 15 of this Note.

(b)

Redemption Right. Upon the occurrence of an Event of Default with respect to this Note, the Holder shall within two (2) Business Days deliver written notice thereof via facsimile or electronic mail and overnight courier (an “Event of Default Notice”) to the Company. At any time after the earlier of the Company’s receipt of an Event of Default Notice and the Company becoming aware of an Event of Default, the Holder may require the Company to redeem (an “Event of Default Redemption”) all or any portion of this Note (including, but not limited to, all Principal, Guaranteed Interest, Default Interest, Late Charges and any other amounts due on this Note and/or any of the other Documents by delivering written notice thereof (the “Event of Default Redemption Notice”) to the Company, which Event of Default Redemption Notice shall indicate the portion of this Note the Holder is electing to require the Company to redeem. Each portion of this Note subject to redemption by the Company pursuant to this Section 4(b) shall be redeemed by the Company in cash by wire transfer of immediately available funds at a price equal to 120% of the Conversion Amount being redeemed (the “Event of Default Redemption Price”). Redemptions required by this Section 4(b) shall be made in accordance with the provisions of Section 12. To the extent redemptions required by this Section 4(b) are deemed or determined by a court of competent jurisdiction to be prepayments of the Note by the Company, such redemptions shall be deemed to be voluntary prepayments. Notwithstanding anything to the contrary in this Section 4, but subject to Section 3(d), until the Event of Default Redemption Price (together with any interest thereon) is paid in full, the Conversion Amount submitted for redemption under this Section 4(b) (together with any interest thereon) may be converted, in whole or in part, by the Holder into Common Stock pursuant to Section 3 at the Market Price. In the event of a partial redemption of this Note pursuant hereto, the Principal amount redeemed shall be deducted in reverse order starting from the final Installment Amount to be paid hereunder on the final Installment Date, unless the Holder otherwise indicates and allocates among any Installment Dates hereunder in the applicable Event of Default Redemption Notice. The parties hereto agree that in the event of the Company’s redemption of any portion of the Note under this Section 4(b), the Holder’s damages would be uncertain and difficult to estimate because of the parties’ inability to predict future interest rates and the uncertainty of the availability of a suitable substitute investment opportunity for the Holder. Accordingly, any Event of Default redemption premium due under this Section 4(b) is intended by the parties to be, and shall be deemed, a reasonable estimate of the Holder’s actual loss of its investment opportunity and not as a penalty.  In addition to the above rights and remedies of the Holder, and notwithstanding anything to the contrary provided herein or elsewhere, upon and Event of Default (i) all Security Documents being held on escrow by the Security Escrow Agent pursuant to the Security Escrow Agreement shall be released by the Security Escrow Agent to the Lender (and/or otherwise dealt with by agreement between the Lender and the Security Escrow Agent, and the Lender, its agents and/or representatives shall be entitled to take any and all actions provided in the Security Documents and/or in the other Documents, and (ii) the Company and each of its Subsidiaries shall take any and all actions required under the Security Documents, the other Documents and/or reasonably requested by the Holder to ensure that all obligations (including, but not limited to all payment obligations under this Note and the other Documents) to the Holder by the Company and each of its Subsidiaries shall be secured by first priority, senior security interest in and a first security, senior Lien on, all of the Collateral.

5)

RIGHTS UPON FUNDAMENTAL TRANSACTION AND CHANGE OF CONTROL.

(a)

Assumption. The Company shall not enter into or be party to a Fundamental Transaction unless (i) the Successor Entity assumes in writing all of the obligations of the Company under this Note and the other Documents in accordance with the provisions of this Section 5(a) pursuant to written agreements in form and substance satisfactory to the Holder and approved by the Holder prior to such Fundamental Transaction, including agreements, if so requested by the Holder, to deliver to the Holder in exchange for this Note a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to the Notes, including, without limitation, having a principal amount and interest rate equal to the principal amounts and the interest rates of the Notes then outstanding held by such holder, having similar conversion rights and having similar ranking and security to the Note, and satisfactory to the Required Holders and (ii) the Successor Entity (including its Parent Entity) is a publicly traded corporation whose common capital stock is quoted on or listed for trading on an Eligible Market. Any security issuable or potentially issuable to the Holder pursuant to the terms of this Note on the consummation of a Fundamental Transaction shall be registered and freely tradable by the Holder without any restriction or limitation or the requirement to be subject to any holding period pursuant to any applicable securities laws. No later than (i) thirty (30) days prior to the occurrence or consummation of any Fundamental Transaction or (ii) if later, the first Trading Day following the date the Company first becomes aware of the occurrence or potential occurrence of a Fundamental Transaction, the Company shall deliver written notice thereof via facsimile or electronic mail and overnight courier to the Holder. Upon the occurrence or consummation of any Fundamental Transaction, and it shall be a required condition to the occurrence or consummation of any Fundamental Transaction that, the Company and the Successor Entity or Successor Entities, jointly and severally, shall succeed to, and the Company shall cause any Successor Entity or Successor Entities to jointly and severally succeed to, and be added to the term “Company” under this Note (so that from and after the date of such Fundamental Transaction, each and every provision of this Note referring to the “Company” shall refer instead to each of the Company and the Successor Entity or Successor Entities, jointly and severally), and the Company and the Successor Entity or Successor Entities, jointly and severally, may exercise every right and power of the Company prior thereto and shall assume all of the obligations of the Company prior thereto under this Note with the same effect as if the Company and such Successor Entity or Successor Entities, jointly and severally, had been named as the Company in this Note, and, solely at the request of the Holder, if the Successor Entity and/or Successor Entities is a publicly traded corporation whose common capital stock is quoted on or listed for trading on an Eligible Market, shall deliver (in addition to and without limiting any right under this Note) to the Holder in exchange for this Note a security of the Successor Entity and/or Successor Entities evidenced by a written instrument substantially similar in form and substance to this Note and convertible for a corresponding number of shares of capital stock of the Successor Entity and/or Successor Entities (the “Successor Capital Stock”) equivalent (as set forth below) to the shares of Common Stock acquirable and receivable upon conversion of this Note (without regard to any limitations on the conversion of this Note) prior to such Fundamental Transaction (such corresponding number of shares of Successor Capital Stock to be delivered to the Holder shall equal the greater of (I) the quotient of (A) the aggregate dollar value of all consideration (including cash consideration and any consideration other than cash (“Non-Cash Consideration”), in such Fundamental Transaction, as such values are set forth in any definitive agreement for the Fundamental Transaction that has been executed at the time of the first public announcement of the Fundamental Transaction or, if no such value is determinable from such definitive agreement, as determined in accordance with Section 23 with the term “Non-Cash Consideration” being substituted for the term “Conversion Price”) that the Holder would have been entitled to receive upon the happening of such Fundamental Transaction or the record, eligibility or other determination date for the event resulting in such Fundamental Transaction, had this Note been converted immediately prior to such Fundamental Transaction or the record, eligibility or other determination date for the event resulting in such Fundamental Transaction (without regard to any limitations on the conversion of this Note) (the “Aggregate Consideration”) divided by (B) the per share Closing Sale Price of such corresponding Successor Capital Stock on the Trading Day immediately prior to the consummation or occurrence of the Fundamental Transaction and (II) the product of (A) the Aggregate Consideration and (B) the highest exchange ratio pursuant to which any shareholder of the Company may exchange Common Stock for Successor Capital Stock) (provided, however, to the extent that the Holder’s right to receive any such shares of publicly traded common stock (or their equivalent) of the Successor Entity would result in the Holder and its other Attribution Parties exceeding the Maximum Percentage, if applicable, then the Holder shall not be entitled to receive such shares to such extent (and shall not be entitled to beneficial ownership of such shares of publicly traded common stock (or their equivalent) of the Successor Entity as a result of such consideration to such extent) and the portion of such shares shall be held in abeyance for the Holder until such time or times, as its right thereto would not result in the Holder and its other Attribution Parties exceeding the Maximum Percentage, at which time or times the Holder shall be delivered such shares to the extent as if there had been no such limitation), and such security shall be satisfactory to the Holder, and with an identical conversion price to the Conversion Price hereunder (such adjustments to the number of shares of capital stock and such conversion price being for the purpose of protecting after the consummation or occurrence of such Fundamental Transaction the economic value of this Note that was in effect immediately prior to the consummation or occurrence of such Fundamental Transaction, as elected by the Holder solely at its option). Upon occurrence or consummation of the Fundamental Transaction, and it shall be a required condition to the occurrence or consummation of such Fundamental Transaction that, the Company and the Successor Entity or Successor Entities shall deliver to the Holder confirmation that there shall be issued upon conversion of this Note at any time after the occurrence or consummation of the Fundamental Transaction, as elected by the Holder solely at its option, shares of Common Stock, Successor Capital Stock or, in lieu of the shares of Common Stock or Successor Capital Stock (or other securities, cash, assets or other property purchasable upon the conversion of this Note prior to such Fundamental Transaction), such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights), which for purposes of clarification may continue to be shares of Common Stock, if any, that the Holder would have been entitled to receive upon the happening of such Fundamental Transaction or the record, eligibility or other determination date for the event resulting in such Fundamental Transaction, had this Note been converted immediately prior to such Fundamental Transaction or the record, eligibility or other determination date for the event resulting in such Fundamental Transaction (without regard to any limitations on the conversion of this Note), as adjusted in accordance with the provisions of this Note. The provisions of this Section 5(a) shall apply similarly and equally to successive Fundamental Transactions.

(b)

Redemption Right. No sooner than fifteen (15) days nor later than ten (10) days prior to the consummation of a Change of Control, but not prior to the public announcement of such Change of Control, the Company shall deliver written notice thereof via facsimile or electronic mail and overnight courier to the Holder (a “Change of Control Notice”). At any time during the period beginning on the earlier to occur of (x) any oral or written agreement by the Company or any of its Subsidiaries, upon consummation of which the transaction contemplated thereby would reasonably be expected to result in a Change of Control, (y) the Holder becoming aware of a Change of Control and (z) the Holder’s receipt of a Change of Control Notice and ending twenty-five (25) Trading Days after the date of the consummation of such Change of Control, the Holder may require the Company to redeem (a “Change of Control Redemption”) all or any portion of this Note by delivering written notice thereof (“Change of Control Redemption Notice”) to the Company, which Change of Control Redemption Notice shall indicate the Conversion Amount the Holder is electing to require the Company to redeem. The portion of this Note subject to redemption pursuant to this Section 5(b) shall be redeemed by the Company in cash by wire transfer of immediately available funds at a price equal to the greater of 120% of the Conversion Amount being redeemed (the “Change of Control Redemption Price”). Redemptions required by this Section 5 shall be made in accordance with the provisions of Section 12 and shall have priority to payments to shareholders in connection with a Change of Control. To the extent redemptions required by this Section 5(b) are deemed or determined by a court of competent jurisdiction to be prepayments of the Note by the Company, such redemptions shall be deemed to be voluntary prepayments. Notwithstanding anything to the contrary in this Section 5, but subject to Section 3(d), until the Change of Control Redemption Price (together with any interest thereon) is paid in full, the Conversion Amount submitted for redemption under this Section 5(b) (together with any interest thereon) may be converted, in whole or in part, by the Holder into Common Stock pursuant to Section 3. In the event of a partial redemption of this Note pursuant hereto, the Principal amount redeemed shall be deducted in reverse order starting from the final Installment Amount to be paid hereunder on the final Installment Date, unless the Holder otherwise indicates and allocates among any Installment Dates hereunder in the applicable Change of Control Redemption Notice. The parties hereto agree that in the event of the Company’s redemption of any portion of the Note under this Section 5(b), the Holder’s damages would be uncertain and difficult to estimate because of the parties’ inability to predict future interest rates and the uncertainty of the availability of a suitable substitute investment opportunity for the Holder. Accordingly, any Change of Control redemption premium due under this Section 5(b) is intended by the parties to be, and shall be deemed, a reasonable estimate of the Holder’s actual loss of its investment opportunity and not as a penalty.

6)

DISTRIBUTION OF ASSETS; RIGHTS UPON ISSUANCE OF PURCHASE RIGHTS AND OTHER CORPORATE EVENTS .

(a)

Distribution of Assets. If the Company shall declare or make any dividend or other distributions of its assets (or rights to acquire its assets) to any or all holders of shares of Common Stock, by way of return of capital or otherwise (including without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (the “Distributions”), then the Holder will be entitled to such Distributions as if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of this Note (without taking into account any limitations or restrictions on the convertibility of this Note) immediately prior to the date on which a record is taken for such Distribution or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for such Distributions (provided,   however, that to the extent that the Holder’s right to participate in any such Distribution would result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such Distribution to such extent (and shall not be entitled to beneficial ownership of such shares of Common Stock as a result of such Distribution (and beneficial ownership) to such extent) and the portion of such Distribution shall be held in abeyance for the Holder until such time or times as its right thereto would not result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, at which time or times the Holder shall be granted such rights (and any rights under this Section 6(a) on such initial rights or on any subsequent such rights to be held similarly in abeyance) to the same extent as if there had been no such limitation).

(b)

Purchase Rights. If at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of this Note (without taking into account any limitations or restrictions on the convertibility of this Note) immediately prior to the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however  , that to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such Purchase Right to such extent (and shall not be entitled to beneficial ownership of such shares of Common Stock as a result of such Purchase Right (and beneficial ownership) to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time or times as its right thereto would not result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, at which time or times the Holder shall be granted such right (and any Purchase Right granted, issued or sold on such initial Purchase Right or on any subsequent Purchase Right to be held similarly in abeyance) to the same extent as if there had been no such limitation).

(c)

Other Corporate Events. Except if the Company has exercised its redemption right in accordance with the provisions of Section 5(b) hereof and the Holder has received in full in clear funds all funds owed to it as a result of such redemption by the Company, in addition to and not in substitution for any other rights hereunder, prior to the occurrence or consummation of any Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive securities, cash, assets or other property with respect to or in exchange for shares of Common Stock (a “Corporate Event”), the Company shall make appropriate provision to insure that, and any applicable Successor Entity or Successor Entities shall ensure that, and it shall be a required condition to the occurrence or consummation of such Corporate Event that, the Holder will thereafter have the right to receive upon conversion of this Note at any time after the occurrence or consummation of the Corporate Event, shares of Common Stock or Successor Capital Stock or, if so elected by the Holder, in lieu of the shares of Common Stock (or other securities, cash, assets or other property) purchasable upon the conversion of this Note prior to such Corporate Event (but not in lieu of such items still issuable under Sections 6(a) and 6(b), which shall continue to be receivable on the Common Stock or on such shares of stock, securities, cash, assets or any other property otherwise receivable with respect to or in exchange for shares of Common Stock), such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights and any shares of Common Stock) which the Holder would have been entitled to receive upon the occurrence or consummation of such Corporate Event or the record, eligibility or other determination date for the event resulting in such Corporate Event, had this Note been converted immediately prior to such Corporate Event or the record, eligibility or other determination date for the event resulting in such Corporate Event (without regard to any limitations on conversion of this Note). Provision made pursuant to the preceding sentence shall be in a form and substance reasonably satisfactory to the Required Holders. The provisions of this Section 6 shall apply similarly and equally to successive Corporate Events.

7)

RIGHTS UPON ISSUANCE OF OTHER SECURITIES.

(a)

Adjustment of Conversion Price upon Subdivision or Combination of Common Stock. If the Company at any time on or after the Closing Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company at any time on or after the Closing Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased.

(b)

Other Events. If any event occurs of the type contemplated by the provisions of this Section 7 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company’s Board of Directors will make an appropriate adjustment in the Conversion Price so as to protect the rights of the Holder under this Note;  provided  , that no such adjustment will increase the Conversion Price as otherwise determined pursuant to this Section 7.

(c)

Voluntary Adjustment by Company. The Company may at any time during the term of this Note, with the prior written consent of the Holder, reduce the then current Conversion Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

8)

COMPANY CONVERSION OR REDEMPTION.

(a)

General. On each applicable Installment Date, provided there has been no Equity Conditions Failure, the Company shall pay to the Holder of this Note the Installment Amount due on such date by converting all or some of such Installment Amount into Common Stock, in accordance with this Section 8 (a “Company Conversion”);   provided  , however , that the Company may, at its option following notice to the Holder as set forth below, pay the Installment Amount by redeeming such Installment Amount in cash (a “Company Redemption”) or by any combination of a Company Conversion and a Company Redemption so long as all of the outstanding applicable Installment Amount due on any Installment Date shall be converted and/or redeemed by the Company on the applicable Installment Date, subject to the provisions of this Section 8. On or prior to the date which is the twenty-first (21st) Trading Day prior to each Installment Date (each, an “Installment Notice Due Date”), the Company shall deliver written notice (each, a “Company Installment Notice” and the date the Holder receives such notice is referred to as the “Company Installment Notice Date”), to the Holder which Company Installment Notice shall (i) either (A) confirm that the applicable Installment Amount of the Holder’s Note shall be converted to Common Stock in whole or in part pursuant to a Company Conversion (such amount to be converted, the “Company Conversion Amount”) or (B) (1) state that the Company elects to redeem for cash, or is required to redeem for cash in accordance with the provisions of the Notes, in whole or in part, the applicable Installment Amount pursuant to a Company Redemption and (2) specify the portion (including Principal, Guaranteed Interest, Default Interest and Late Charges, if any, on such amounts) which the Company elects or is required to redeem pursuant to a Company Redemption (such amount to be redeemed, the “Company Redemption Amount”) and the portion (including Principal, Guaranteed Interest, Default Interest and Late Charges, if any, on such amount) that is the Company Conversion Amount, which amounts, when added together, must at least equal the applicable Installment Amount and (ii) if the Installment Amount is to be paid, in whole or in part, in Common Stock pursuant to a Company Conversion, certify in writing signed by an executive officer of the Company so that the Equity Conditions have been satisfied as of the Company Installment Notice Date. Each Company Installment Notice shall be irrevocable. If the Company does not timely deliver a Company Installment Notice in accordance with this Section 8, then the Company shall be deemed to have delivered an irrevocable Company Installment Notice confirming a Company Conversion and shall be deemed to have certified that the Equity Conditions in connection with any such conversion on the Company Installment Notice Date and Installment Date have been satisfied. Except as expressly provided in this Section 8(a), the Company shall convert and/or redeem the applicable Installment Amount of this Note pursuant to this Section 8.  The Company Conversion Amount (whether set forth in the Company Installment Notice or by operation of this Section 8) shall be converted in accordance with Section 8(b) and the Company Redemption Amount shall be redeemed in accordance with Section 8(c). Notwithstanding anything herein to the contrary, in the event of any partial conversion or redemption of this Note, the Principal amount converted or redeemed shall be deducted in reverse order starting from the final Installment Amount to be paid hereunder on the final Installment Date, unless the Holder otherwise indicates and allocates among any Installment Dates hereunder in the applicable Conversion Notice or Redemption Notice, as applicable.

(b)

Mechanics of Company Conversion. If the Company delivers a Company Installment Notice and confirms, or is deemed to have confirmed, in whole or in part, a Company Conversion in accordance with Section 8(a), then on the applicable Installment Date, the Company shall, or shall direct the Transfer Agent to, credit the Holder’s account with DTC (or if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and deliver to the Holder a certificate) for such number of shares of Common Stock equal to the Installment Conversion Shares;  provided  , that the Equity Conditions have been satisfied (or waived in writing by the Holder) on each day during the period commencing on such Company Installment Notice Date through all including the applicable Installment Date. On the first (1st) Trading Day immediately after the end of the Measuring Period, the Company shall deliver a notice setting forth the calculation of the Installment Conversion Shares (and the calculation of the component parts of such calculation) to the Holder. If an Event of Default occurs during the period from any Company Installment Notice Date through and including the Installment Date, the Holder may elect an Event of Default Redemption in accordance with Section 4(b).  All Installment Conversion Shares shall be fully paid and nonassessable shares of Common Stock (rounded to the nearest whole share). If the Equity Conditions are not satisfied as of the Company Installment Notice Date, then unless the Company has elected to redeem such Installment Amount, the Company Installment Notice shall indicate that unless the Holder waives the Equity Conditions, the Installment Amount shall be redeemed for cash. If the Company confirmed (or is deemed to have confirmed by operation of Section 8(a)) the conversion of the applicable Company Conversion Amount, in whole or in part, and there was no Equity Conditions Failure as of the applicable Company Installment Notice Date (or is deemed to have certified that the Equity Conditions in connection with any such conversion have been satisfied by operation of Section 8(a)) but an Equity Conditions Failure occurred between the applicable Company Installment Notice Date and any time through and including the applicable Installment Date (the “Interim Installment Period”), the Company shall provide the Holder a subsequent notice to that effect. If the Equity Conditions are not satisfied (or waived in writing by the Holder) during such Interim Installment Period, then at the option of the Holder designated in writing to the Company, the Holder may require the Company to do either one or both of the following: (i) the Company shall redeem all or any part designated by the Holder of the Company Conversion Amount (such designated amount is referred to as the “First Redemption Amount”) on such Installment Date and the Company shall pay to the Holder on such Installment Date, by wire transfer of immediately available funds, an amount in cash equal to 120% of such First Redemption Amount and/or (ii) the Company Conversion shall be null and void with respect to all or any part designated by the Holder of the unconverted Company Conversion Amount and the Holder shall be entitled to all the rights of a holder of this Note with respect to such amount of the Company Conversion Amount; provided,   however, that the Conversion Price for such unconverted Company Conversion Amount shall thereafter be adjusted to equal the lesser of (A) the Conversion Price and (B) the lesser of (I) the Market Price as in effect on the date on which the Holder delivers each Conversion Notice relating thereto and (II) the Market Price as in effect on the date on which the Holder voided the Company Conversion.  If the Company fails to redeem any First Redemption Amount on or before the applicable Installment Date by payment of such amount on the applicable Installment Date, then the Holder shall have the rights set forth in Section 12 as if the Company failed to pay the applicable Company Installment Redemption Price (as defined below) and all other rights under this Note (including, without limitation, such failure constituting an Event of Default described in Section 4(a)(iv)). Notwithstanding anything to the contrary in this Section 8(b), but subject to the limitations set forth in Section 3(d), until the Company credits the Holder’s account with DTC, or if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and deliver to the Holder a certificate for, the shares of Common Stock representing the Company Conversion Amount to the Holder, the Company Conversion Amount may be converted by the Holder into Common Stock pursuant to Section 3 but at the Market Price. In the event that the Holder elects to convert the Company Conversion Amount prior to the applicable Installment Date as set forth in the immediately preceding sentence, the Company Conversion Amount so converted shall be deducted in reverse order starting from the final Installment Amount to be paid hereunder on the final Installment Date, unless the Holder otherwise indicates and allocates among any Installment Dates hereunder in the applicable Conversion Notice.

(c)

Mechanics of Company Redemption. If the Company elects a Company Redemption in accordance with Section 8, then the Company Redemption Amount which is to be paid to the Holder on the applicable Installment Date shall be redeemed by the Company and the Company shall pay to the Holder on such Installment Date, by wire transfer of immediately available funds, an amount in cash (the “Company Installment Redemption Price”) equal to 100% of the Company Redemption Amount. If the Company fails to redeem the Company Redemption Amount on the applicable Installment Date by payment of the Company Installment Redemption Price on such date, then at the option of the Holder designated in writing to the Company (any such designation shall be deemed a “Conversion Notice” pursuant to Section 3(c) for purposes of this Note), (i) the Holder shall have the rights set forth in Section 12 as if the Company failed to pay the applicable Company Installment Redemption Price and all other rights as a Holder of Notes (including, without limitation, such failure constituting an Event of Default described in Section 4(a)(iv)) and (ii) the Holder may require the Company to convert, at any time and from time to time, all or any part of the Company Redemption Amount into shares of Common Stock at a Conversion Price equal to the lesser of (A) the Conversion Price, and (B) the lesser of Market Price as in effect on the date (I) the Holder delivers a Conversion Notice, and (II) the applicable Installment Date. Conversions required by this Section 8(c) shall be made in accordance with the provisions of Section 3(c). Notwithstanding anything to the contrary in this Section 8(c), but subject to Section 3(d), until the Company Installment Redemption Price (together with any interest thereon) is paid in full, the Company Redemption Amount (together with any interest thereon) may be converted, in whole or in part, by the Holder into shares of Common Stock pursuant to Section 3 at the Market Price. In the event the Holder elects to convert all or any portion of the Company Redemption Amount prior to the applicable Installment Date as set forth in the immediately preceding sentence, the Company Redemption Amount so converted shall be deducted in reverse order starting from the final Installment Amount to be paid hereunder on the final Installment Date, unless the Holder otherwise indicates and allocates among any Installment Dates hereunder in the applicable Conversion Notice.

(d)

Accelerated Installment Amount. Notwithstanding any provision of this Section 8 to the contrary, if the Company delivers a Company Installment Notice and confirms, or is deemed to have confirmed, in whole or in part, a Company Conversion in accordance with Section 8(a), the Holder may, at its option and in its sole discretion, deliver a written notice to the Company (an “ Acceleration Notice ”) no later than the Business Day immediately prior to the applicable Installment Date electing to have the payment of all or any portion of any or all Installment Amount(s) scheduled to be paid on future Installment Dates after the applicable Installment Date accelerated (such amount(s) accelerated, the “ Accelerated Amount(s) ”) to be paid on the applicable Installment Date, in which case, such Accelerated Amount(s) shall be added to, and become part of, the Installment Amount payable on such applicable Installment Date and shall be payable in Common Stock by including such Accelerated Amount(s) in the Company Conversion Amount for the applicable Installment Date. Any notice delivered by the Holder pursuant to this Section 8(d) shall set forth (i) the Accelerated Amount(s) and (ii) the date that such Accelerated Amount should have been paid if not for the Holder’s right to accelerate such Installment Amount(s) pursuant to this Section 8(d).

(e)

Qualified Public Offering.  In the event that at any time while any Principal and/or other amounts under this Note and the other Documents is issued and outstanding and the Company closes upon a Qualified Public Offering (as defined in the Note Purchase Agreement (i) fifty (50%) percent of the aggregate sum of (the “Outstanding Amount”) the Principal and Guaranteed Interest, Default Interest, Late Charges and all other amounts owed to the Holder under the Note and other Documents on and including the closing date of such Qualified Public Offering (the “QPO Closing Date”) shall convert (the “QPO Conversion”) into and the Company shall issue to the Holder the same registered securities sold in the Qualified Public Offering but at a twenty (20%) percent discount to the price paid by the purchasers of the Company’s securities sold in the Qualified Public Offering (the securities of the Company to be issued to the Holder in a QPO Conversion including, but not limited to, any shares of Common Stock issuable upon exercise of QPO Warrants (as defined below) shall sometimes be referred to herein as the “QPO Securities”) and (ii) the remaining fifty (50%) percent of the Outstanding Amount shall be redeemed (the “QPO Redemption”) by the Company on the QPO Closing Date at a redemption price (the “QPO Redemption Price”), equal to the product of (x) 120%, multiplied by (y) 50% of the Outstanding Amount.  Such QPO Redemption Price shall be paid to the Holder from the proceeds of the Qualified Public Offering in immediately available funds by wire transfer pursuant to wiring instructions provided to the Company by Holder.  For clarity purposes only, if the Outstanding Amount is $500,000 on the QPO Closing Date and the Company sold to investors in the Qualified Public Offering shares of its Common Stock and warrant to purchase shares of Common Stock (“QPO Warrants”) at a purchase price of $5.00 for one (1) share of Common Stock and one (1) QPO Warrant, on the QPO Closing Date (i) $250,000 (50% of the Outstanding Amount), would automatically convert in the QPO Conversion into (x) 60,250 shares of Common Stock and (y) 60,250 QPO Warrants to purchase 60,250 shares of Common Stock (which amount is determined by dividing (i) $250,000, by (ii) $4.00 (80% of the $5.00 purchase price paid by the investors in the Qualified Public Offering for one (1) share of Common Stock and one (1) QPO Warrant) and (ii) the remaining $250,000 (50% of the Outstanding Amount), would be redeemed by the Company in the QPO Redemption at the QPO Redemption Price equal to $300,000 (the product of (x) 120% multiplied by (y) $250,000 (the remaining 50% of the Outstanding Amount).  All QPO Securities to be issued to the Holder by the Company in the QPO Conversion and the QPO Redemption Price to be paid to the Holder by the Company in the QPO Redemption shall occur simultaneously with and at and as a condition to the closing of the Qualified Public Offering on the QPO Closing Date.  The QPO Securities and rights the Holder receives for the Outstanding Amount in the QPO Conversion will be the identical rights and securities received by investors in the Qualified Public Offering and to the extent the securities sold in the Qualified Public Offering are registered for sale and/or re-sale then the QPO Securities the Holder receives in the QPO Conversion will be registered for sale and/or resale, as if the Holder was a purchaser of the securities sold in the Qualified Public Offering.  For example, if in the Qualified Public Offering the Company sells shares of Common Stock and QPO Warrants and such shares of Common Stock and QPO Warrants are approved for listing on the NASDAQ Global Market, then all shares of Common Stock and QPO Warrants issued to the Holder in the QPO Conversion shall be immediately eligible to trade on the NASDAQ Global Market as well as the shares of Common Stock issuable upon exercise of the QPO Warrants.  Following the Closing Date, all documents filed and all correspondence with the SEC regarding the Qualified Public Offering including all registration statements, amendments, exhibits, and supplements with the SEC and each draft of the underwriting agreement filed with the SEC (which shall expressly contain the necessary provision in such underwriting agreement so as to give full effect to the provision of the Section 8(e) shall be provided to the Holder upon filing with the SEC (as the case may be).  The closing of any Qualified Public Offering is expressly conditioned on the compliance with all of the provisions of the Company of this Section 8(e), and the description of the QPO Conversion and QPO Redemption in each amendment to the registration statement following the date hereof (and the preliminary and final prospectus included and made part thereof) that the SEC declares effective (collectively, the “QPO Registration Statement”).  The QPO Written Notice (as defined below) shall in clear, concise and understandable terms set forth the date the Company reasonably anticipates, after consultation with the underwriters of the Qualified Public Offering, the anticipated QPO Closing Date and the date the SEC declares the Registration Statement effective, a break-down of the Outstanding Amount anticipated on the QPO Closing Date, the securities being sold, the price at which the securities are being sold, what securities are being listed and on which trading market, and the number of QPO Securities anticipated to be issued to the Holder pursuant to the QPO Conversion, the amount of funds anticipated being paid to the Holder in the QPO Redemption Price based upon the anticipated QPO Closing Date.  The QPO Written Notice shall be delivered by the Company to the Holder as soon as practicable (but in no event earlier than 5 days) prior to the date the Company submits a written request to the SEC pursuant to SEC rules and regulations requesting the SEC to declare the QPO Registration Statement effective. Such written notice described in the previous 2 sentences shall be referred to as the “QPO Written Notice.” To the extent the QPO Redemption and/or the QPO Conversion required by this Section 8(e) are deemed or determined by a court of competent jurisdiction to be prepayments of the Note by the Company, such redemption and/or conversion shall be deemed to be voluntary prepayments and/or conversion.  Notwithstanding anything to the contrary in this Section 8(e), but subject to Section 3(d), until the date the QPO Redemption Price is paid by the Company to the Holder in the QPO Redemption and the QPO Securities are issued by the Company to the Holder in the QPO Conversion, all as provided herein, all funds owed to the Holder under the Note and other Documents may be converted, in whole or in part, by the Holder into Common Stock pursuant to Section 3, at the Market Price.  The Company shall simultaneously with delivery of instructions to DTC (or the Company’s Transfer Agent) related to the issuance and delivery of the securities each purchaser in the Qualified Public Offering is receiving, the Company shall also deliver identical instructions to DTC (or the Transfer Agent, as the case may be), to credit the Holder’s account with DTC (or if the Transfer Agent is not in the DTC Fast Automated Securities Transfer Program, issue and deliver to the Holder a certificate and QPO Warrants all without any legends equal to the amount of the QPO Securities the Holder is entitled to receive in the QPO Conversion  Notwithstanding anything to the contrary provided herein or elsewhere, in no event shall the Holder or any transferee and/or assignee of the Holder by required to agree to any term, provision and/or condition whereby the Holder or any such other person be required to agree to any restrictions in trading including, but not limited to any lock-up agreement and/or provision.

9)

OPTIONAL REDEMPTION AT THE COMPANY’S ELECTION. At any time after the Issuance Date and provided there has been no Equity Conditions Failure during the period beginning on the first day of the applicable Equity Conditions Measuring Period prior to the applicable Company Optional Redemption Notice Date (as defined below) through and including the Company Optional Redemption Date (as defined below), the Company shall have the right to redeem all or any portion of the Conversion Amount then remaining under this Note (the “Company Optional Redemption Amount”) as designated in the Company Optional Redemption Notice on the Company Optional Redemption Date (each as defined below) (a “Company Optional Redemption”). The portion of this Note subject to redemption pursuant to this Section 9(a) shall be redeemed by the Company on the Company Optional Redemption Date in cash by wire transfer of immediately available funds pursuant to wire instructions provided by the Holder in writing to the Company at a price equal to the 120% of the Conversion Amount to be redeemed (the “Company Optional Redemption Price”). The Company may exercise its right to require redemption under this Section 9 by delivering no later than the first (1st) Trading Day following the end of such Company Optional Measuring Period a written notice thereof by facsimile or electronic mail and overnight courier to the Holder (the “Company Optional Redemption Notice” and the date the Holder receives such notice is referred to as the “Company Optional Redemption Notice Date”). The Company Optional Redemption Notice shall be irrevocable. The Company Optional Redemption Notice shall (i) state the date on which the Company Optional Redemption shall occur (the “Company Optional Redemption Date”), which date shall not be less than ten (10) Trading Days nor more than fifteen (15) Trading Days following the Company Optional Redemption Notice Date and (ii) state the aggregate Conversion Amount of the Note which the Company has elected to be subject to Company Optional Redemption from the Holder pursuant to this Section 9(a) on the Company Optional Redemption Date and (iii) certify that there has been no Equity Conditions Failure during the period beginning on the first day of the applicable Equity Conditions Measuring Period prior to the applicable Company Optional Redemption Date through the Company Optional Redemption Notice Date. If the Company confirmed that there was no such Equity Conditions Failure as of the applicable Company Optional Redemption Notice Date but an Equity Conditions Failure occurs between the applicable Company Optional Redemption Notice Date and any time through the applicable Company Optional Redemption Date (the “Company Optional Redemption Interim Period”), the Company shall provide the Holder a subsequent notice to that effect. If there is an Equity Conditions Failure (which is not waived in writing by the Holder) during such Company Optional Redemption Interim Period, then the Company Optional Redemption shall be null and void with respect to all or any part designated by the Holder of the unconverted Company Optional Redemption Amount, the Holder may convert all or a portion of such amount at any time or from time to time into shares of Common Stock at a conversion price equal to the lesser of (A) the Company Conversion Price, and (B) the lesser or the Market Price as in effect on the date (I) the Holder delivers a Conversion Notice for all or any portion of the Company Optional Redemption Amount, and (II) the date of the Company Option Redemption Date and the Holder shall be entitled to all the rights of a holder of this Note with respect to such amount of the Company Optional Redemption Amount.  Notwithstanding anything to the contrary in this Section 9, until the Company Optional Redemption Price is paid, in full, the Company Optional Redemption Amount may be converted, in whole or in part, by the Holder into shares of Common Stock pursuant to Section 3 at the Company Conversion Price. All Conversion Amounts converted by the Holder after the Company Optional Redemption Notice Date shall reduce the Company Optional Redemption Amount of this Note required to be redeemed on the Company Optional Redemption Date, unless the Holder otherwise indicates in the applicable Conversion Notice. Company Optional Redemptions made pursuant to this Section 9 shall be made in accordance with Section 12. To the extent redemptions required by this Section 9 are deemed or determined by a court of competent jurisdiction to be prepayments of the Note by the Company, such redemptions shall be deemed to be voluntary prepayments. In the event of a partial redemption of this Note pursuant hereto, the Principal amount redeemed shall be deducted in reverse order starting from the final Installment Amount to be paid hereunder on the final Installment Date, unless the Holder otherwise indicates and allocates among any Installment Dates hereunder in a written notice to the Company. The parties hereto agree that in the event of the Company’s redemption of any portion of the Note under this Section 9, the Holder’s damages would be uncertain and difficult to estimate because of the parties’ inability to predict future interest rates and the uncertainty of the availability of a suitable substitute investment opportunity for the Holder.

10)

NONCIRCUMVENTION. The Company hereby covenants and agrees that the Company will not, directly or indirectly, by amendment of its Articles of Incorporation, Bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note and/or any of the other Documents, and will at all times in good faith carry out all of the provisions of this Note and/or any other Documents and take all action as may be required to protect the rights of the Holder.

11)

RESERVATION OF AUTHORIZED SHARES.

(a)

Reservation. The Company shall initially reserve out of its authorized and unissued shares of Common Stock a number of shares of Common Stock for conversions of this Note by the Holder equal 404,506 shares of Common Stock.  Following the Closing Date, the Company shall take all actions required and/or reasonably requested by the Holder so that at any and all times the number of shares of Common Stock reserved solely for issuances to the Holder of Conversion Shares in an amount equal to 400% of the Conversion Rate (but using the lower of (x) the Market Price, and (y) the Conversion Price, for such calculations of the Required Reserved Amount) with respect to the Conversion Amount as of the date of any determination thereof.  So long as any amounts and/or obligations owed to the Holder under this Note and/or any of the other Documents are outstanding, the Company shall take all action necessary to reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of this Note, the number of shares of Common Stock specified above in this Section 11(a) as shall from time to time be necessary to effect the conversion of this Note then outstanding; provided  , that at no time shall the number of shares of Common Stock so reserved be less than the number of shares required to be reserved pursuant hereto (in each case, without regard to any limitations on conversions in Section 3(d) or elsewhere) (the “Required Reserve Amount”).

(b)

Insufficient Authorized Shares. If at any time while any of this Note remain outstanding the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve for issuance upon conversion of the Notes at least a number of shares of Common Stock equal to the Required Reserve Amount (an “Authorized Share Failure”), then the Company shall immediately take all action necessary to increase the Company’s authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for this Note then outstanding. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than sixty (60) days after the occurrence of such Authorized Share Failure, the Company shall either (x) obtain the written consent of its shareholders for the approval of an increase in the number of authorized shares of Common Stock and provide each shareholder with an information statement with respect thereto or (y) hold a meeting of its shareholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Company shall provide each shareholder with a proxy statement and shall use its best efforts to solicit its shareholders’ approval of such increase in authorized shares of Common Stock and to cause its Board of Directors to recommend to the shareholders that they approve such proposal.

12)

REDEMPTIONS.  The Company shall deliver the applicable Event of Default Redemption Price to the Holder within three (3) Business Days after the Company’s receipt of the Holder’s Event of Default Redemption Notice (the “Event of Default Redemption Date”). If the Holder has submitted a Change of Control Redemption Notice in accordance with Section 5(b), the Company shall deliver the applicable Change of Control Redemption Price to the Holder (i) concurrently with the consummation of such Change of Control if such notice is received prior to the consummation of such Change of Control and (ii) within three (3) Business Days after the Company’s receipt of such notice otherwise (such date, the “Change of Control Redemption Date”). The Company shall deliver the applicable Company Installment Redemption Price to the Holder on the applicable Installment Date. The Company shall deliver the applicable Company Optional Redemption Price on the applicable Company Optional Redemption Date. The Company shall pay the applicable Redemption Price to the Holder in cash by wire transfer of immediately available funds pursuant to wire instruction provided by the holder in writing to the Company on the applicable due date. In the event of a redemption of less than all of the Conversion Amount of this Note, the Company shall promptly cause to be issued and delivered to the Holder a new Note (in accordance with Section 18(d)) representing the outstanding Principal which has not been redeemed and any accrued Guaranteed Interest and, Default Interests and/or Late Charges on such Principal which shall be calculated as if no Redemption Notice has been delivered. In the event that the Company does not pay the applicable Redemption Price (together with any Default Interest, Guaranteed Interests and Late Charges thereon) to the Holder within the time period required, at any time thereafter and until the Company pays such unpaid Redemption Price in full, the Holder shall have the option, in lieu of redemption, to require the Company to promptly return to the Holder all or any portion of this Note representing the Conversion Amount that was submitted for redemption and for which the applicable Redemption Price has not been paid. Upon the Company’s receipt of such notice, (x) the applicable Redemption Notice shall be null and void with respect to such Conversion Amount, (y) the Company shall immediately return this Note, or issue a new Note (in accordance with Section 18(d)) to the Holder representing such Conversion Amount to be redeemed and (z) conversion price of this Note or such new Notes shall be adjusted to the lesser of (A) the Conversion Price, (B) ) the lesser of the Market Price on the date (I) the Holder submits a Conversion Note, and (II) the Redemption Notice was voided, and (C) 80% of the lowest Closing Bid Price of the Common Stock during the period beginning on and including the date on which the applicable Redemption Notice is delivered to the Company and ending on and including the date on which the applicable Redemption Notice is voided.  The Holder’s delivery of a notice voiding a Redemption Notice and exercise of its rights following such notice shall not affect the Company’s obligations to make any payments of Late Charges which have accrued prior to the date of such notice with respect to the Conversion Amount subject to such notice.

13)

VOTING RIGHTS. The Holder shall have no voting rights as the holder of this Note, except as required by law and as expressly provided in this Note.

14)

[INTENTIONALLY LEFT BLANK]

15)

COVENANTS.   Except as otherwise expressly provided herein, until the date of all obligations of the Company and its Subsidiaries to the Holder under this Note and the other Documents have been satisfied in full including, but not limited to, the receipt by the Holder in immediately available funds by wire transfer pursuant to wire instructions provided by the Holder to the Company, of all funds owed to the Holder pursuant to this Note and the other Documents), the Company for itself and for and on behalf of each of its Subsidiaries agrees with the Holder as follows:

(a)

Rank. This Note and all Indebtedness, Liabilities and/or other obligations of the Company and each of its Subsidiaries to the Holder under this Note and the other Documents, and all of the Holder’s rights and remedies hereunder and under the other Documents including, but not limited to, all payments due to the Holder under this Note and other Documents, shall be and rank senior in all respects to all other Indebtedness of the Company and its Subsidiaries.

(b)

Incurrence of Indebtedness. The Company shall not, and the Company shall not permit any of its Subsidiaries to, directly or indirectly, incur or guarantee, assume or suffer to exist and/or become direcftly and/or indirectly liable for any Indebtedness, other than Permitted Indebtedness.

(c)

Existence of Liens. The Company shall not, and the Company shall not permit any of its Subsidiaries to, directly or indirectly, allow or suffer to exist any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by the Company or any of its Subsidiaries (collectively, “Liens”) other than Permitted Liens.

(d)

Restricted Payments. The Company shall not, and the Company shall not permit any of its Subsidiaries to, directly or indirectly, redeem, defease, repurchase, repay or make any payments in respect of, by the payment of cash or cash equivalents (in whole or in part, whether by way of open market purchases, tender offers, private transactions or otherwise), all or any portion of any Indebtedness (other than this Note and the Other Notes), whether by way of payment in respect of principal of (or premium, if any) or interest on, such Indebtedness if at the time such payment is due or is otherwise made or, after giving effect to such payment, an event constituting, or that with the passage of time and without being cured would constitute, an Event of Default has occurred and is continuing.

(e)

Restriction on Redemption and Cash Dividends. The Company shall not, and the Company shall not permit any of its Subsidiaries to, directly or indirectly, redeem or repurchase its Equity Interest, or permit any Subsidiary to redeem or repurchase its Equity Interests or declare or pay any cash dividend or distribution on any Equity Interests of the Company or of any of its Subsidiaries without in each case the prior express written consent of the Holder.

(f)

Change in Nature of Business. The Company shall not make, nor permit any of its Subsidiaries to make, any change in the nature of its business as described in the Company’s most recent Annual Report filed on Form 10-K with the SEC. The Company nor any of its Subsidiaries shall to modify their respective corporate structure or purpose.

(g)

Intellectual Property.  The Company shall not, and the Company shall not permit any of its Subsidiaries, directly or indirectly, to encumber or allow any Liens on, any of its copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work, whether published or unpublished, any patents, patent applications and like protections, including improvements, divisions, continuations, renewals, reissues, extensions, and continuations-in-part of the same, trademarks, service marks and, to the extent permitted under applicable law, any applications therefor, whether registered or not, and the goodwill of the business of the Company and its Subsidiaries connected with and symbolized thereby, know-how, operating manuals, trade secret rights, rights to unpatented inventions, and any claims for damage by way of any past, present, or future infringement of any of the foregoing, other than Permitted Liens.  The Company has a contingency fee payment arrangement with Fish & Richardson (“IP Counsel”) regarding the matter and on the terms and conditions set forth in the Letter Agreement between the Company and its IP Counsel executed by the Company on September 2, 2011 and by its IP Counsel on September 1, 2011, which agreement the Company agrees it shall not amend, supplement, modify and/or change without the express written consent of the Holder.

(h)

Preservation of Existence, Etc. The Company shall maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, its existence, rights and privileges, and become or remain, and cause each of its Subsidiaries to become or remain, duly qualified and in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary.

(i)

Maintenance of Properties, Etc. The Company shall maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, all of its properties which are necessary or useful in the proper conduct of its business in good working order and condition, ordinary wear and tear excepted, and comply, and cause each of its Subsidiaries to comply, at all times with the provisions of all leases to which it is a party as lessee or under which it occupies property, so as to prevent any loss or forfeiture thereof or thereunder.

(j)

Maintenance of Insurance. The Company shall maintain, and cause each of its Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations (including, without limitation, comprehensive general liability, hazard, rent and business interruption insurance) with respect to its properties (including all real properties leased or owned by it) and business, in such amounts and covering such risks as is required by any governmental authority having jurisdiction with respect thereto or as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated.

(k)

Transactions with Affiliates. The Company shall not, nor shall it permit any of its Subsidiaries to, enter into, renew, extend or be a party to, any transaction or series of related transactions (including, without limitation, the purchase, sale, lease, transfer or exchange of property or assets of any kind or the rendering of services of any kind) with any Affiliate, except in the ordinary course of business in a manner and to an extent consistent with past practice and necessary or desirable for the prudent operation of its business, for fair consideration and on terms no less favorable to it or its Subsidiaries than would be obtainable in a comparable arm’s length transaction with a Person that is not an Affiliate thereof.

16)

VOTE TO ISSUE, OR CHANGE THE TERMS OF, NOTES. The vote written consent of the Holder shall be required for any change or amendment or waiver of any provision to this Note.

17)

TRANSFER. This Note and any shares of Common Stock issued upon conversion of this Note may be offered, sold, assigned or transferred by the Holder without the consent of the Company, subject only to the provisions of Section 18(a) of this Note.

18)

REISSUANCE OF THIS NOTE.

(a)

Transfer. If this Note is to be transferred, the Holder shall surrender this Note to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Note (in accordance with Section 18(d) and subject to Section 3(c)(iii)), registered as the Holder may request, representing the outstanding Principal being transferred by the Holder and, if less than the entire outstanding Principal is being transferred, a new Note (in accordance with Section 18(d)) to the Holder representing the outstanding Principal not being transferred. The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of Section 3(c)(iii) following conversion or redemption of any portion of this Note, the outstanding Principal represented by this Note may be less than the Principal stated on the face of this Note.

(b)

Lost, Stolen or Mutilated Note. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of this Note, the Company shall execute and deliver to the Holder a new Note (in accordance with Section 18(d)) representing the outstanding Principal.

(c)

Note Exchangeable for Different Denominations. This Note is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Note or Notes (in accordance with Section 18(d) representing in the aggregate the outstanding Principal of this Note, and each such new Note will represent such portion of such outstanding Principal as is designated by the Holder at the time of such surrender.

(d)

Issuance of New Notes. Whenever the Company is required to issue a new Note pursuant to the terms of this Note, such new Note (i) shall be of like tenor with this Note, (ii) shall represent, as indicated on the face of such new Note, the Principal remaining outstanding (or in the case of a new Note being issued pursuant to Section 18(a) or Section 18(c), the Principal designated by the Holder which, when added to the principal represented by the other new Notes issued in connection with such issuance, does not exceed the Principal remaining outstanding under this Note immediately prior to such issuance of new Notes), (iii) shall have an issuance date, as indicated on the face of such new Note, which is the same as the Issuance Date of this Note, (iv) shall have the same rights and conditions as this Note, and (v) shall represent accrued and unpaid Guaranteed Interest, and Late Charges, if any, on the Principal, Guaranteed Interest and/or Default Interest on this Note, from the Issuance Date.

19)

REMEDIES, CHARACTERIZATIONS, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note and any of the other Documents at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the Holder’s right to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Note. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

20)

PAYMENT OF COLLECTION, ENFORCEMENT AND OTHER COSTS. If (a) this Note is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or the Holder otherwise takes action to collect amounts due under this Note or to enforce the provisions of this Note and/or any of the other Documents (b) there occurs any bankruptcy, reorganization, receivership of the Company or other proceedings affecting Company creditors’ rights and involving a claim under this Note and/or any of the other Documents, then the Company shall pay the reasonable out-of-pocket costs incurred by the Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, but not limited to, attorneys’ fees and disbursements.

21)

CONSTRUCTION; HEADINGS. This Note shall be deemed to be jointly drafted by the Company and all the Purchasers and shall not be construed against any person as the drafter hereof. The headings of this Note are for convenience of reference and shall not form part of, or affect the interpretation of, this Note.

22)

FAILURE OR INDULGENCE NOT WAIVER. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

23)

DISPUTE RESOLUTION. In the case of a dispute as to the determination of the Closing Bid Price, the Closing Sale Price or the Weighted Average Price or the arithmetic calculation of the Conversion Rate, the Conversion Price or any Redemption Price, the Company shall submit the disputed determinations or arithmetic calculations via facsimile or electronic mail within one (1) Business Day of receipt, or deemed receipt, of the Conversion Notice or Redemption Notice or other event giving rise to such dispute, as the case may be, to the Holder. If the Holder and the Company are unable to agree upon such determination or calculation within one (1) Business Day of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall, within one Business Day submit via facsimile or electronic mail (a) the disputed determination of the Closing Bid Price, the Closing Sale Price or the Weighted Average Price to an independent, reputable investment bank selected by the Holder and approved by the Company, such approval not to be unreasonably withheld or delayed, or (b) the disputed arithmetic calculation of the Conversion Rate, Conversion Price or any Redemption Price to an independent, outside accountant, selected by the Holder and approved by the Company, such approval not to be unreasonably withheld or delayed. The Company, at the Company’s expense, shall cause the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than five (5) Business Days from the time it receives the disputed determinations or calculations. Such investment bank’s or accountant’s determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.

24)

NOTICES; PAYMENTS.

(a)

Notices. Whenever notice is required to be given under this Note, unless otherwise provided herein, such notice shall be given in accordance with Section 6.3 of the Note Purchase Agreement. The Company shall provide the Holder with prompt written notice of all actions taken pursuant to this Note, including in reasonable detail a description of such action and the reason therefore. Without limiting the generality of the foregoing, the Company shall give written notice to the Holder (i) immediately upon any adjustment of the Conversion Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) at least twenty (20) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder.

(b)

Payments. Whenever any payment of cash is to be made by the Company to any Person pursuant to this Note and/or any other Document, such payment shall be made in lawful money of the United States immediately available funds by wire transfer in accordance with wiring provided by the Holder to the Company.  Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day, the same shall instead be due on the next succeeding day which is a Business Day.  Any amount of Principal or other amounts due under this Note and/or any other Documents which is not paid when due shall result in a late charge being incurred and payable by the Company in an amount equal to eighteen percent (18.%) per annum from the date such amount was due until the same is paid in full (“Late Charge(s)”).

25)

CANCELLATION. After all Principal, accrued Interest and other amounts at any time owed on this Note have been paid in full, this Note shall automatically be deemed canceled, shall be surrendered to the Company for cancellation and shall not be reissued.

26)

WAIVER OF NOTICE. To the extent permitted by law, the Company hereby waives demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, the Note Purchase Agreement and/or any other Document.

27)

GOVERNING LAW; JURISDICTION; JURY TRIAL. This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. The Company hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address it set forth on the signature page hereto and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to the Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court ruling in favor of the Holder.  THE COMPANY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS NOTE OR ANY TRANSACTION CONTEMPLATED HEREBY.

28)

Severability. If any provision of this Note is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Note so long as this Note as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

29)

DISCLOSURE. Upon receipt or delivery by the Company of any notice in accordance with the terms of this Note, unless the Company has in good faith determined that the matters relating to such notice do not constitute material, nonpublic information relating to the Company or its Subsidiaries, the Company shall within one (1) Business Day after any such receipt or delivery publicly disclose such material, nonpublic information on a Current Report on Form 8-K or otherwise. In the event that the Company believes that a notice contains material, nonpublic information relating to the Company or its Subsidiaries, the Company so shall indicate to such Holder contemporaneously with delivery of such notice, and in the absence of any such indication, the Holder shall be allowed to presume that all matters relating to such notice do not constitute material, nonpublic information relating to the Company or its Subsidiaries.

30)

CERTAIN DEFINITIONS. For purposes of this Note, the following terms shall have the following meanings:

(a)

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person, it being understood for purposes of this definition that “control” of a Person means the power directly or indirectly either to vote 10% or more of the stock having ordinary voting power for the election of directors of such Person or direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

(b)

“Attribution Parties” means, collectively, the following Persons and entities: (i) any investment vehicle, including, any funds, feeder funds or managed accounts, currently, or from time to time after the Issuance Date, directly or indirectly managed or advised by the Holder’s investment manager or any of its Affiliates or principals, (ii) any direct or indirect Affiliates of the Holder or any of the foregoing, (iii) any Person acting or who could be deemed to be acting as a Group together with the Holder or any of the foregoing and (iv) any other Persons whose beneficial ownership of the Company’s Common Stock would or could be aggregated with the Holder’s and the other Attribution Parties for purposes of Section 13(d) of the Exchange Act. For clarity, the purpose of the foregoing is to subject collectively the Holder and all other Attribution Parties to the Maximum Percentage.

(c)

“Bloomberg” means Bloomberg Financial Markets.

(d)

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(e)

“Change of Control” means any Fundamental Transaction other than (i) any reorganization, recapitalization or reclassification of the Common Stock in which holders of the Company’s voting power immediately prior to such reorganization, recapitalization or reclassification continue after such reorganization, recapitalization or reclassification to hold publicly traded securities and, directly or indirectly, are, in all material respect, the holders of the voting power of the surviving entity (or entities with the authority or voting power to elect the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities) after such reorganization, recapitalization or reclassification or (ii) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company.

(f)

“Closing Bid Price” and “Closing Sale Price” means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price, as the case may be, then the last bid price or last trade price, respectively, of such security prior to 4:00:00 p.m., New York Time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the OTC Link or “pink sheets” by OTC Markets Group Inc. (formerly Pink OTC Markets Inc.). If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price, as the case may be, of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 23. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction during the applicable calculation period.

(g)

“Closing Date” shall have the meaning set forth in the Note Purchase Agreement, which date is the date the Company initially issued and sold this Note to the Holder pursuant to the terms of the Note Purchase Agreement.

(h)

[Reserved].

(i)

“Company Conversion Price” means as of any date of determination, that price which shall be the lower of (i) the Conversion Price then in effect and (ii) the Market Price as of such date of determination.

(j)

“Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any Indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

(k)

“Conversion Shares” means shares of Common Stock issuable by the Company pursuant to the terms of this Note, including any related to Principal, Default Interest, and Guaranteed Interest and Late Charges so converted, amortized or redeemed.

(l)

“Convertible Securities” means any stock or securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for shares of Common Stock.

(m)

“Eligible Market” shall mean any of the following markets or exchanges on which the Common Stock (or any other common stock of any other Person that references the Trading Market for its common stock) is listed or quoted for trading on the date in question:  the OTC Bulletin Board, The NASDAQ Global Market, The NASDAQ Global Select Market, The NASDAQ Capital Market, the New York Stock Exchange, NYSE Arca, the NYSE MKT, or the OTCQX Marketplace, the OTCQB Marketplace, the OTCPink Marketplace or any other tier operated by OTC Markets Group Inc. (or any successor to any of the foregoing).

(n)

“Equity Conditions” means each of the following conditions: (i) on each day during Equity Conditions Measuring Period, all Conversion Shares issuable pursuant to the terms of this Note, including the shares of Common Stock issuable upon conversion of the Conversion Amount that is subject to the applicable Company Conversion or Company Optional Redemption, as applicable, requiring the satisfaction of the Equity Conditions, shall be eligible for sale without restriction pursuant to Rule 144 and without the need for registration under any applicable federal or state securities laws; (ii) on each day during the Equity Conditions Measuring Period, the Common Stock is designated for quotation on the Principal Market or any other Eligible Market and shall not have been suspended from trading on such exchange or market nor shall delisting or suspension by such exchange or market been threatened, commenced or pending either (A) in writing by such exchange or market or (B) by falling below the then effective minimum listing maintenance requirements of such exchange or market, if any; (iii) during the Equity Conditions Measuring Period, the Company shall have delivered Conversion Shares pursuant to the terms of this Note to the Holder on a timely basis as set forth in Section 3(c) hereof; (iv) the shares of Common Stock issuable upon conversion of the Conversion Amount that is subject to the applicable Company Conversion or Company Optional Redemption, as applicable, requiring the satisfaction of the Equity Conditions may be issued in full without violating Section 3(d) hereof and the rules or regulations of the Principal Market or any other applicable Eligible Market; (v) during the Equity Conditions Measuring Period, the Company shall not have failed to timely make any payments when any such payments are due pursuant to this Note and/or any other Document; (vi) during the Equity Conditions Measuring Period, there shall not have occurred either (A) the public announcement of a pending, proposed or intended Fundamental Transaction which has not been abandoned, terminated or consummated, (B) an Event of Default or (C) an event that with the passage of time or giving of notice would constitute an Event of Default; the Company otherwise shall have been in compliance with and shall not have breached any provision, covenant., representation or warranty of this Note and/or any other Document; (vii) the Company shall have no knowledge of any fact that would cause any shares of Common Stock issuable pursuant to the terms of this Note, including the shares of Common Stock issuable upon conversion of the Conversion Amount that is subject to the applicable Company Conversion or Company Optional Redemption, as applicable, requiring the satisfaction of the Equity Conditions, not to be eligible for sale without restriction pursuant to Rule 144; (viii) during the Equity Conditions Measuring Period, the Company otherwise shall have been in compliance with and shall not have breached any provision, covenant, representation or warranty of this Note and/or any other Document; (ix) the Company has no reason to believe the Holder is in possession of any material, nonpublic information received from the Company, any Subsidiary or its respective agent or affiliates; (x) the shares of Common Stock issuable upon conversion of the Conversion Amount that is subject to the applicable Company Conversion or Company Optional Redemption, as applicable, requiring the if the satisfaction of the Equity Conditions are duly authorized and listed and eligible for trading without restriction on an Eligible Market; (xi) the average daily dollar trading volume of the Common Stock on the Principal Market (or on any Eligible Market if the Common Stock no longer trades on the Principal Market for the ten (10) consecutive Trading Days with the last Trading Day being the Trading Day immediately prior to the Trading Day of applicable Company Conversion Payment Date or Company Optional Redemption Date, as applicable, requiring the satisfaction of the Equity Conditions, shall be at least $20,000; and (xii) if satisfaction of the Equity Conditions is being used as a condition precedent for a Company Conversion, the Weighted Average Price of a share of the Common Stock on the Eligible Market has not been (a) below $1.50 at any time since the date 180 days from the Closing Date, and/or (b) below $2.50 per share for the 30 days prior to the date of a Company Conversion (each such price $2.50 and $1.50 price per share shall be adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction occurring after the Closing Date).

(o)

“Equity Conditions Failure” means that on any day during the period commencing ten (10) Trading Days prior to the date  shares of Common Stock  are to be issued to the Holder if the Equity Conditions are met, the Equity Conditions have not each been satisfied (or waived in writing by the Holder).

(p)

“Equity Conditions Measuring Period” means each day during the period beginning ten (10) Trading Days prior to the date shares of Common Stock are to be issued to the Holder if the Equity Conditions are met applicable and ending on and including the applicable date of any such proposed issuance.

(q)

“Equity Interests” means (a) all shares of capital stock (whether denominated as common capital stock or preferred capital stock), equity interests, beneficial, partnership or membership interests, joint venture interests, participations or other ownership or profit interests in or equivalents (regardless of how designated) of or in a Person (other than an individual), whether voting or non-voting and (b) all securities convertible into or exchangeable for any of the foregoing and all warrants, options or other rights to purchase, subscribe for or otherwise acquire any of the foregoing, whether or not presently convertible, exchangeable or exercisable.

(r)

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(s)

“Fundamental Transaction” means (A) that the Company shall, directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Subject Entity, or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company or any of its “significant subsidiaries” (as defined in Rule 1-02 of Regulation S-X) to one or more Subject Entities, or (iii) make, or allow one or more Subject Entities to make, or allow the Company to be subject to or have its Common Stock be subject to or party to one or more Subject Entities making, a purchase, tender or exchange offer that is accepted by the holders of at least either (x) 50% of the outstanding shares of Common Stock, (y) 50% of the outstanding shares of Common Stock calculated as if any shares of Common Stock held by all Subject Entities making or party to, or Affiliated with any Subject Entities making or party to, such purchase, tender or exchange offer were not outstanding; or (z) such number of shares of Common Stock such that all Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such purchase, tender or exchange offer, become collectively the beneficial owners (as defined in Rule 13d-3 under the Exchange Act) of at least 50% of the outstanding shares of Common Stock, or (iv) consummate a share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with one or more Subject Entities whereby such Subject Entities, individually or in the aggregate, acquire, either (x) at least 50% of the outstanding shares of Common Stock, (y) at least 50% of the outstanding shares of Common Stock calculated as if any shares of Common Stock held by all the Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such stock purchase agreement or other business combination were not outstanding; or (z) such number of shares of Common Stock such that the Subject Entities become collectively the beneficial owners (as defined in Rule 13d-3 under the Exchange Act) of at least 50% of the outstanding shares of Common Stock, or (v) reorganize, recapitalize or reclassify its Common Stock, (B) that any Subject Entity individually or the Subject Entities in the aggregate is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, whether through acquisition, purchase, assignment, conveyance, tender, tender offer, exchange, reduction in outstanding shares of Common Stock, merger, consolidation, business combination, reorganization, recapitalization, spin-off, scheme of arrangement, reorganization, recapitalization or reclassification or otherwise in any manner whatsoever, of either (x) at least 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock, (y) at least 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock not held by all such Subject Entities as of the date of this Note calculated as if any shares of Common Stock held by all such Subject Entities were not outstanding, or (z) a percentage of the aggregate ordinary voting power represented by issued and outstanding shares of Common Stock or other equity securities of the Company sufficient to allow such Subject Entities to effect a statutory short form merger or other transaction requiring other shareholders of the Company to surrender their shares of Common Stock without approval of the shareholders of the Company or (C) the issuance of or the entering into any other instrument or transaction structured in a manner to circumvent, or that circumvents, the intent of this definition in which case this definition shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this definition to the extent necessary to correct this definition or any portion of this definition which may be defective or inconsistent with the intended treatment of such instrument or transaction.

(t)

“GAAP” means United States generally accepted accounting principles, consistently applied.

(u)

“Group” means a “group” as that term is used in Section 13(d) of the Exchange Act and as defined in Rule 13d-5 thereunder.

(v)

“Holiday” means a day other than a Business Day or on which trading does not take place on the Principal Market.

(w)

“Indebtedness” of any Person means, without duplication (i) all indebtedness for borrowed money, (ii) all obligations issued, undertaken or assumed as the deferred purchase price of property or services, including (without limitation) “capital leases” in accordance with GAAP (other than trade payables entered into in the ordinary course of business), (iii) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (iv) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (v) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (vi) all monetary obligations under any leasing or similar arrangement which, in connection with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease, (vii) all indebtedness referred to in clauses (i) through (vi) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (viii) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (i) through (vii) above.

(x)

“Installment Amount” means with respect to each Installment Date, an amount equal to the product of (i) 120%, multiplied by (ii) the sum of the (A) lesser of (1) $137,500 and (2) the Principal outstanding on such Installment Date, (B) any Accelerated Amount accelerated pursuant to Section 8(e) and included in such Installment Amount (C) accrued and unpaid Guaranteed Interest and all Default Interest with respect to such Principal and (D) accrued and unpaid Late Charges, if any, with respect to such Principal, Guaranteed Interest, Default Interest, and any other previously accrued Late Charges as any such Installment Amount for Holder may be reduced pursuant to the terms hereof, whether upon conversion, redemption or otherwise.

(y)

“Installment Conversion Shares” means, for any Installment Date, that number of shares of Common Stock equal to the quotation of (i) the applicable Company Conversion Amount (including, without limitation, the addition of any Accelerated Amounts to such Company Conversion Amount in accordance with Section 8(e)) on such Installment Date divided by (ii) the Market Price as in effect on the applicable Installment Date, rounded up to the nearest whole share of Common Stock.

(z)

“Installment Date” means January 20, 2016 and February 20, 2016, March 20, 2016, and April 20, 2016, or, if any such date falls on a Holiday, the next day that is not a Holiday.

(aa)

“Issuance Date” means the date set forth on the first page of this Note next to the term “Issuance date”

(bb)

“Market Price” means 80% of the arithmetic average of the three (3) daily Weighted Average Prices of the Common Stock during the Measuring Period. All such determinations to be appropriately adjusted for any stock split, stock dividend, stock combination, reclassification or other similar transaction during such Measuring Period.

(cc)

“Measuring Period” means the three (3) consecutive Trading Day period ending on the Trading Day immediately preceding the applicable date of determination.

(dd)

“Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

(ee)

“Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person, including such entity whose common capital stock or equivalent equity security is quoted or listed on an Eligible Market (or, if so elected by the Required Holders, any other market, exchange or quotation system), or, if there is more than one such Person or such entity, the Person or entity designated by the Required Holders or in the absence of such designation, such Person or entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

(ff)

“Permitted Indebtedness” means (i) all Liabilities (as defined in the Note Purchase Agreement) under the Note and the other Documents owed by the Company to the Holder, (ii) the Indebtedness set forth in the Company’s balance sheet as of March 31, 2015 included in the Company’s unaudited consolidated financial statements included in the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 14, 2015, provided neither the terms of the document creating and/or evidencing such Indebtedness nor such Indebtedness shall be extended, modified, supplemented, amended, increased and/or otherwise changed, except pursuant to the express written consent of the Holder,  (iii) trade payables incurred in the ordinary course of business consistent with past practice and (iv) unsecured Indebtedness incurred by the Company that is made expressly subordinate in all respects to the rights and remedies of the Holder and the obligations of the Company and its Subsidiaries to the Holder under this Note and the other Documents including, but not limited to, all Principal, Guaranteed Interest, Default Interest and Late Charges, as reflected in a written agreement acceptable to the Holder and approved by the Holder in writing, and which Indebtedness does not provide at any time for (a) the payment, prepayment, repayment, repurchase or defeasance, directly or indirectly, of any principal or premium, if any, thereon until ninety-one (91) days (or later) after the date all obligations of the Company and its Subsidiaries to the Holder under this Note and the other Documents are paid in full including, but not limited to, all Principal, Guaranteed Interest, Default Interest and Late Charges, and (b) total interest and fees at a rate in excess of 6.00% per annum.

(gg)

“Permitted Liens” means (i) any Lien for taxes not yet due or delinquent or being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, (ii) any statutory Lien arising in the ordinary course of business by operation of law with respect to a liability that is not yet due or delinquent, (iii) any Lien created by operation of law, such as materialmen’s liens, mechanics’ liens and other similar liens, arising in the ordinary course of business with respect to a liability that is not yet due or delinquent or that are being contested in good faith by appropriate proceedings, (iv) Liens (A) upon or in any equipment acquired or held by the Company or any of its Subsidiaries to secure the purchase price of such equipment or Indebtedness incurred solely for the purpose of financing the acquisition or lease of such equipment, or (B) existing on such equipment at the time of its acquisition, provided that the Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such equipment, (v) Liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by Liens of the type described in clause (iv) above, provided that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the Indebtedness being extended, renewed or refinanced does not increase, (vi) leases or subleases and licenses and sublicenses granted to others in the ordinary course of the Company’s business, not interfering in any material respect with the business of the Company and its Subsidiaries taken as a whole, (vii) Liens in favor of customs and revenue authorities arising as a matter of law to secure payments of custom duties in connection with the importation of goods; provided, however, that notwithstanding anything to the contrary provided herein or elsewhere, Permitted Liens of the type described in Sections (iv)-(vii) of this definition of Permitted Liens shall only be included in the definition of Permitted Liens if such Liens and security interests are (i) made expressly subordinated in writing pursuant to documents, the form and substance of which has been approved in writing by the Holder, to all Liens and security interests of the Holder (whether perfected or not) in and to the Collateral; and (ii) which written agreement is expressly approved in writing by the Holder.

(hh)

“Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

(ii)

“Principal Market” means The OTCQB Marketplace, or if the Common Stock is no longer trading on such market, any other Eligible Market.

(jj)

“Redemption Notices” means, collectively, the Event of Default Redemption Notices, the Change of Control Redemption Notices, the Company Installment Notices and the Company Optional Redemption Notice, each of the foregoing, individually, a Redemption Notice.

(kk)

“Redemption Prices” means, collectively, the Event of Default Redemption Price, the Change of Control Redemption Price, the Company Installment Redemption Price and the Company Optional Redemption Price, each of the foregoing, individually, a Redemption Price.

(ll)

“Related Fund” means, with respect to any Person, a fund or account managed by such Person or an Affiliate of such Person.

(mm)

“SEC” means the United States Securities and Exchange Commission.

(nn)

[Reserved]

(oo)

“Securities Act” means the Securities Act of 1933, as amended.

(pp)

“Note Purchase Agreement” means that certain note purchase agreement dated as of the date hereof by and among the Company and the Holder of this Note pursuant to which the Company issued or sold to the Holder this Note.

(qq)

“Senior Indebtedness” shall mean all Indebtedness, Liabilities and/or all other obligations owed by the Company and/or any of its Subsidiaries to the Holder under this Note and all the other Documents including, but not limited to, all Principal, Guaranteed Interest, Default Interest and/or Late Fees, including all interest, on or after the filing of any petition in bankruptcy or similar proceeding or for reorganization of the Company and/or any of its Subsidiaries (at the rate provided in the documentation with respect thereto, regardless of whether or not a claim for post-filing interest is allowed in such proceeding).

(rr)

“Subject Entity” means any Person, Persons or Group or any Affiliate or associate of any such Person, Persons or Group.

(ss)

“Successor Entity” means one or more Person or Persons (or, if so elected by the Holder, the Company or Parent Entity) formed by, resulting from or surviving any Fundamental Transaction or one or more Person or Persons (or, if so elected by the Holder, the Company or the Parent Entity) with which such Fundamental Transaction shall have been entered into.

(tt)

“Trading Day” means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded; provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York Time).

(uu)

“Weighted Average Price” means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market during the period beginning at 9:30:01 a.m., New York Time (or such other time as the Principal Market at the time when any such document using this definition of Weighted Average Price is being used.  publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York Time (or such other time as the Principal Market publicly announces is the official close of trading) as reported by Bloomberg through its “Volume at Price” functions, or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York Time (or such other time as such market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York Time (or such other time as such market publicly announces is the official close of trading) as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the OTC Link or “pink sheets” by OTC Markets Group Inc. (formerly Pink OTC Markets Inc.). If the Weighted Average Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Weighted Average Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 23. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction during the applicable calculation period.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed as of the Issuance Date set out above.

BLUE CALYPSO, INC.

By:
Name:	Andrew Levi
Title:	Chief Executive Officer

[Signature Page to Note]

EXHIBIT I

Blue Calypso, Inc.

CONVERSION NOTICE

Reference is made to the Senior Convertible Note (the “Note”) issued to the undersigned by Blue Calypso, Inc., a Delaware corporation (the “ Company ”). In accordance with and pursuant to the Note, the undersigned hereby elects to convert the Conversion Amount (as defined in the Note) of the Note indicated below into shares of Common Stock par value $0.0001 per share (the “ Common Stock ”) of the Company, as of the date specified below.

Date of Conversion:

Aggregate Conversion Amount to be converted:

Please confirm the following information:

Conversion Price:

Number of shares of Common Stock to be issued:

Please issue the Common Stock into which the Note is being converted in the following name and to the following address:

Issue to:

Facsimile Number and Electronic Mail:

Authorization:

Name:
Title:

Dated:

Account Number:

(if electronic book entry transfer)

Transaction Code Number:

(if electronic book entry transfer)

Installment Amounts to be reduced and amount of reduction:

[ ____________________ ]

By________________________________

     Name:

     Title.

ACKNOWLEDGMENT

The Company hereby acknowledges this Conversion Notice and hereby directs ____________________________to issue the above indicated number of shares of Common Stock in accordance with the Irrevocable Transfer Agent Instructions dated July ___, 2015 from the Company and acknowledged and agreed to by Action Stock Transfer Corporation and the Holder.

Blue Calypso, Inc.

By:
Name:	_________________________________________
Title:	_________________________________________